Principal Diversified Select Real Asset Fund
Supplement dated December 13, 2019
to the Statutory Prospectus dated June 25, 2019
(as previously supplemented)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FEE TABLE AND SUMMARY
Effective January 1, 2020, in the Summary of Fund Expenses section, delete the table and footnotes and replace with the following:

	Share Class
	A	Institutional	Y
Shareholder Transaction Expenses
Maximum Sales Load (percentage of offering price)(1)	5.75%	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None
Annual Fund Expenses (as a percentage of net assets attributable to Shares)
Management Fee(2)	1.70%	1.70%	1.70%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	N/A
Interest Payments on Borrowed Funds(3)	0.70%	0.70%	0.70%
Other Expenses(3)	0.72%	0.45%	0.36%
Acquired Funds Fees and Expenses(3)	0.59%	0.59%	0.59%
Total Annual Fund Expenses	3.96%	3.44%	3.35%
Fee Waiver and/or Expense Reimbursement(4)(5)	(1.00)%	(0.78)%	(0.89)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	2.96%	2.66%	2.46%
(1) You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest at least $100,000 in the Fund. More information about these and other discounts is available under PURCHASING FUND SHARES.

(2)
The Management Fee includes the fee paid to PGI. PGI will pay the Sub-Advisors from its Management Fee pursuant to the sub-advisory agreements. See “Management of the Fund.” There is no investment advisory agreement with, or management fees charged to, any Subsidiary (as defined below).

(3)	Based on estimated amounts for the current fiscal year. Actual fees and expenses may be greater or less than those shown.

(4)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending July 31, 2021. The fee waiver will reduce the Fund's Management Fees by 0.53% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.

(5)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.67% on Class A shares, 1.37% on Institutional Class shares and 1.17% on Class Y shares. It is expected that the expense limit will continue through the period ending July 31, 2021; however, the Fund and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

(6)
To the extent the Fund utilizes a derivative instrument such as a swap agreement, associated costs are embedded in the cost of the instrument, and the Fund’s return from such instrument will be net of such expenses and any other expenses associated with the instrument.

Effective January 1, 2020, in the Example section, delete the table and replace with the following:

Class	1 Year	3 Years	5 Years	10 Years
A	$86	$163	$241	$445
Institutional	27	98	172	367
Y	25	95	167	358